                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) January 25, 1995



     LEHMAN ABS CORPORATION (as depositor under the Pooling and Servicing Agreement dated as of December 1, 1994, providing for the issuance of the Lehman FHA Title I Loan Trust 1995-2, FHA Title I Loan Asset
                     Backed Certificates, Series 1995-2)



                            LEHMAN ABS CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     DELAWARE                 33-98594            13-3447441
(STATE OR OTHER JURISDICTION  (COMMISSION         (I.R.S. EMPLOYER
OF INCORPORATION)             FILE NUMBER)        IDENTIFICATION NO.)



Three World Financial Center
200 Vesey Street
New York, New York                                10285
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)



Registrant's telephone number, including area code: (212) 298-2000

ITEM 5.   OTHER EVENTS

     Attached hereto are copies of the Monthly Certificateholder Reports to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS.

Exhibits

Exhibit 1:  Monthly Certificateholder Report Statement to the
Certificateholders, dated as of January 25, 1995.

Exhibit 2:  Monthly Certificateholder Report Statement to the
Certificateholders, dated as of February 25, 1995.

Exhibit 3:  Monthly Certificateholder Report Statement to the
Certificateholders, dated as of March 25, 1995.

Exhibit 4:  Monthly Certificateholder Report Statement to the
Certificateholders, dated as of April 25, 1995.

Exhibit 5:  Monthly Certificateholder Report Statement to the
Certificateholders, dated as of May 25, 1995.

Exhibit 6:  Monthly Certificateholder Report Statement to the
Certificateholders, dated as of June 25, 1995.

Exhibit 7:  Monthly Certificateholder Report Statement to the
Certificateholders, dated as of July 25, 1995.

Exhibit 8:  Monthly Certificateholder Report Statement to the
Certificateholders, dated as of August 25, 1995.

Exhibit 9:  Monthly Certificateholder Report Statement to the
Certificateholders, dated as of September 25, 1995.

Exhibit 10: Monthly Certificateholder Report Statement to the
Certificateholders, dated as of October 25, 1995.

Exhibit 11: Monthly Certificateholder Report Statement to the
Certificateholders, dated as of November 25, 1995.

Exhibit 12: Monthly Certificateholder Report Statement to the
Certificateholders, dated as of December 25, 1995.

Exhibit 13: Monthly Certificateholder Report Statement to the
Certificateholders, dated as of January 25, 1996.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         First Bank National Association, not in its individual capacity but solely as Trustee.



                         By:/s/ Christina Hatfield
                            ------------------------
                             Christina Hatfield
                             Assistant Vice President




Date:     February 27, 1996

                                EXHIBIT INDEX

                                                                 Sequential
                           Document                             Page Number


Exhibit 1:  Monthly Certificateholder Report to the
Certificateholders dated as of January 25, 1995.                     6

Exhibit 2:  Monthly Certificateholder Report to the
Certificateholders dated as of February 25, 1995                     11

Exhibit 3:  Monthly Certificateholder Report to the
Certificateholders dated as of March 25, 1995                        16

Exhibit 4:  Monthly Certificateholder Report to the
Certificateholders dated as of April 25, 1995                        21

Exhibit 5:  Monthly Certificateholder Report to the
Certificateholders dated as of May 25, 1995                          26

Exhibit 6:  Monthly Certificateholder Report to the
Certificateholders dated as of June 25, 1995                         31

Exhibit 7:  Monthly Certificateholder Report to the
Certificateholders dated as of July 25, 1995                         36

Exhibit 8:  Monthly Certificateholder Report to the
Certificateholders dated as of August 25, 1995                       41

Exhibit 9:  Monthly Certificateholder Report to the
Certificateholders dated as of September 25, 1995                    46

Exhibit 10: Monthly Certificateholder Report to the
Certificateholders dated as of October 25, 1995                      51

Exhibit 11: Monthly Certificateholder Report to the
Certificateholders dated as of November 25, 1995                     56

Exhibit 12: Monthly Certificateholder Report to the
Certificateholders dated as of December 25, 1995                     61

Exhibit 13: Monthly Certificateholder Report to the
Certificateholders dated as of January 25, 1996                      66






                                                                    EXHIBIT 1

            LEHMAN HOME IMPROVEMENT LOAN ASSET-BACKED CERTIFICATES
                                SERIES 1995-2
                           CERTIFICATEHOLDER REPORT
                         DISTRIBUTION DATE:  1/25/95


FACTORS  (Per $1,000.00 Of Original Certificate Balance)



                                                                                                Ending
                                               Interest           Principal                Certificate
                           Original        Distribution        Distribution                    Balance
                            Balance              Factor              Factor                     Factor
      Class A-1       24,000,000.00          7.20833333          9.58329542               990.41670458
      Class A-2       11,000,000.00          7.45833364          0.00000000             1,000.00000000
      Class A-3       13,500,000.00          7.50000000          0.00000000             1,000.00000000
      Class A-4       18,300,000.00          7.58333333          0.00000000             1,000.00000000





INTEREST


                                                    Monthly                        		Current
                            Interest    Interest On  Interest                    Interest       Interest
           Certificate    Carryover      Carryover Distributable    Interest   Distribution   Carryover
                  Rate      Shortfall    Shortfall    Amount        Distribution   Payment    Shortfall
 Class A-1      8.65%        0.00        0.00      173,000.00    173,000.00    173,000.00        0.00
 Class A-2      8.95%        0.00        0.00       82,041.67     82,041.67     82,041.67        0.00
 Class A-3      9.00%        0.00        0.00      101,250.00    101,250.00    101,250.00        0.00
 Class A-4      9.10%        0.00        0.00      138,775.00    138,775.00    138,775.00        0.00

 Total                       0.00        0.00      495,066.67    495,066.67    495,066.67        0.00







PRINCIPAL


                            Outstanding    Monthly                                                  Current
             Beginning      Principal    Principal                       Principal       Ending    Principal
             Certificate    Carryover    Distributable      Principal    Distribution  Certificate  Carryover
                Balance     Shortfall       Amount       Distribution      Payment       Balance    Shortfall
 Class A-1   24,000,000.00    0.00       229,999.09     229,999.09      229,999.09      23,770,000.91   0.00
 Class A-2   11,000,000.00    0.00           0.00           0.00           0.00         11,000,000.00   0.00
 Class A-3   13,500,000.00    0.00           0.00           0.00           0.00         13,500,000.00   0.00
 Class A-4   18,300,000.00    0.00           0.00           0.00           0.00         18,300,000.00   0.00

 Total       66,800,000.00    0.00       229,999.09     229,999.09      229,999.09      66,570,000.91   0.00







OTHER DISTRIBUTIONS                               OTHER INFORMATION
FHA Premium Account Deposit             2,667.94  Defaulted Loans During The Related Due
Master Servicer Fee                    11,079.53  Period                                                  0.00
Master Servicer Reimbursement               0.00  Principal Balance Of All Defaulted
                                                  Mortgage Loans                                          0.00
Trustee Fee                             4,687.71  Cram Down Losses                                        0.00
Priority Expenses                           0.00  Excess Interest Paid as Principal                  85,210.36
Class Interest Distribution           495,066.67  Required OC Multiple                                  100.00%
Amounts Owing to Certificate Insurer   38,832.50  Overcollateralization Prior To Allocation of
Class A Principal Distribution        229,999.09    Distributable Excess Spread                   3,515,694.03
Class A Guaranteed Principal                      Actual Overcollateralization                    3,600,904.39
  Distribution Amount                       0.00  Required Overcollateralization                  5,678,000.00
Successor Master Servicer Fee               0.00  Beginning Collateral Balance                   44,315,694.03
Other Fee                                   0.00  Ending Collateral Balance                      44,170,905.30
Class R Distribution                        0.00

Total Distribution Amount             782,333.44



                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2

**************************************************************************

In accordance with Section 4.01(c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of December 1, 1994 among Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the December 20, 1994 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Dec 1 to Dec 31, 1994

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)) -

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:          20-Nov-94           $   44,315,694.03
                                                           ----------------

          Less:  Total Amount of
          Defaulted Mortgage Loans:  31-Dec-94            $            0.00
                                                           ----------------
          Adjusted Beginning Aggregate
          Principal Balance:                              $   44,315,694.03
                                                           ----------------

          Interest due on Mortgage Loans during
          the preceding Due Period:                       $      456,294.73
                                                           ----------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                       $      410,008.62
                                                           ----------------

     Principal:

          Regular Installments                            $       66,454.52
                                                           ----------------

          Curtailments                                    $       (3,640.96)
                                                           ----------------

          Full Prepayments                                $       82,057.68
                                                           ----------------

          Foreclosures (Claim Funds Received)/Other:
          See explanation
                   (Adjustments to Beginning Balances)    $          (82.51)
                                                           ----------------

          Total Principal Collections:                    $      144,788.73
                                                           ----------------

Defective Mortgage Loans Purchased by Keystone as December 31, 1994 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                           $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                            $            0.00
                                                           ----------------

Mortgage Loans Purchased by Master Servicer as of the December 31, 1994 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------


Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)  100% of Aggregate Principal Balance
          for Mortgage Loan.                              $            0.00
                                                           ----------------

     (ii) Unpaid Accrued Interest                         $            0.00
                                                           ----------------

     (iii)     Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:         $            0.00
                                                           ----------------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent
          Appraiser:                                      $            0.00
                                                           ----------------

TOTAL DISTRIBUTION AMOUNT:                                $      601,083.46
                                                           ----------------

FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period      $            0.00
                                                           ----------------

     FHA Claims Paid                                      $            0.00
                                                           ----------------

     FHA Insurance Reductions/Additions                   $            0.00
                                                           ----------------

     FHA Insurance Coverage Balance - End of Due Period   $            0.00
                                                           ----------------

     FHA Claims Filed                                     $            0.00
                                                           ----------------

     FHA Claim Funds Available from Other Transactions    $            0.00
                                                           ----------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Six Month                    0.00%
                                                           ----------------

     Annual Default Percentage - Rolling Twelve Month                 0.00%
          Based on 1 Month.                                ----------------
     Cumulative Default Percentage                                    0.00%
                                                           ----------------

     30 Day + Delinquency Percentage                                  1.13%
                                                           ----------------

     60 Day + Delinquency Percentage                                  0.17%
                                                           ----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                $            0.00
                                                           ----------------

     Recoveries on Defaulted Loans during the
     prior Due Period
     (Current):                                           $            0.00
                                                           ----------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):  $            0.00
                                                           ----------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                     $            0.00
                                                           ----------------

     Remaining defaulted loan balance reflecting all
     collections received (losses)                        $            0.00
                                                           ----------------

     Total loans to be foreclosed
     (see attached)                                   #   0           $0.00
                                                           ----------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):              $        2,667.94
                                                           ----------------

     FHA Premiums Collected on Invoiced Loans:            $       15,129.26
                                                           ----------------



     FHA Premiums and Other Charges Due:                  $          300.00
                                                           ----------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:               $        4,725.50
                                                           ----------------

     Master Servicer Fee (4.05.a.ii):                     $       11,079.53
                                                           ----------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                              $       46,572.52
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                              $       46,286.11
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                                 $            0.00
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Unpaid Principal Balance - Current Loans
                  31-Dec-94                               $   43,671,577.63
                                                           ----------------


Certificate Provided By:                                    Date:
                          -----------------------------          ---------

                                                                    EXHIBIT 2




            LEHMAN HOME IMPROVEMENT LOAN ASSET-BACKED CERTIFICATES
                                SERIES 1995-2
                           CERTIFICATEHOLDER REPORT
                         DISTRIBUTION DATE:  2/25/95


FACTORS  (Per $1,000.00 Of Original Certificate Balance)



                                                                                                Ending
                                               Interest           Principal                Certificate
                           Original        Distribution        Distribution                    Balance
                            Balance              Factor              Factor                     Factor
      Class A-1       24,000,000.00          7.13925375         11.53699917               978.87970542
      Class A-2       11,000,000.00          7.45833364          0.00000000             1,000.00000000
      Class A-3       13,500,000.00          7.50000000          0.00000000             1,000.00000000
      Class A-4       18,300,000.00          7.58333333          0.00000000             1,000.00000000





INTEREST

                                                           Monthly                                   Current
                               Interest  Interest On      Interest                     Interest       Interest
             Certificate      Carryover    Carryover   Distributable   Interest        Distribution Carryover
                 Rate         Shortfall    Shortfall        Amount    Distribution       Payment    Shortfall
 Class A-1       8.65%           0.00         0.00      171,342.09       171,342.09       171,342.09      0.00
 Class A-2       8.95%           0.00         0.00       82,041.67        82,041.67        82,041.67      0.00
 Class A-3       9.00%           0.00         0.00      101,250.00       101,250.00       101,250.00      0.00
 Class A-4       9.10%           0.00         0.00      138,775.00       138,775.00       138,775.00      0.00

 Total                           0.00         0.00      493,408.76       493,408.76       493,408.76      0.00





PRINCIPAL

                            Outstanding     Monthly                                                  Current
               Beginning      Principal    Principal                    Principal       Ending      Principal
             Certificate      Carryover   Distributable   Principal    Distribution   Certificate   Carryover
                 Balance      Shortfall     Amount      Distribution     Payment        Balance      Shortfall
 Class A-1   23,770,000.91      0.00       276,887.98     276,887.98    276,887.98    23,493,112.93     0.00
 Class A-2   11,000,000.00      0.00             0.00           0.00          0.00    11,000,000.00     0.00
 Class A-3   13,500,000.00      0.00             0.00           0.00          0.00    13,500,000.00     0.00
 Class A-4   18,300,000.00      0.00             0.00           0.00          0.00    18,300,000.00     0.00

 Total       66,570,000.91      0.00       276,887.98     276,887.98    276,887.98    66,293,112.93     0.00




DISTRIBUTIONS                                        OTHER INFORMATION
FHA Premium Account Deposit             2,658.35     Defaulted Loans During The Related Due
Master Servicer Fee                    11,043.21     Period                                             0.00
Master Servicer Reimbursement               0.00     Principal Balance Of All Defaulted
Trustee Fee                             4,678.06     Mortgage Loans                                     0.00
Priority Expenses                           0.00     Cram Down Losses                                   0.00
Class Interest Distribution           493,408.76     Excess Interest Paid As Principal             87,228.04
Amounts Owing to Certificate Insurer   38,670.98     Required OC Multiple                             100.00%
Class A Principal Distribution        276,887.98     Overcollateralization Prior To
Class A Guaranteed Principal                         Allocation Of Distributable
Distribution Amount                         0.00     Excess Spread                              3,600,103.77
Successor Master Servicer Fee               0.00     Actual Overcollateralization               3,687,331.81
Other Fee                                   0.00     Required Overcollateralization             5,678,000.00
Class R Distribution                        0.00     Beginning Collateral Balance              44,170,905.30
                                                     Ending Collateral Balance                 69,980,444.74

Total Distribution Amount             827,347.34



                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2

*********************************************************************

In accordance with Section 4.01(c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of December 1, 1994 among Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the February 21, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  January 1 to January 31, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)) -

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:  20-Jan-95                   $   44,170,905.30
                                                           ----------------

          Less:  Total Amount of Defaulted
          Mortgage Loan:  31-Jan-95                       $            0.00
                                                           ----------------

          Adjusted Beginning Aggregate
          Principal Balance:                              $    4,170,905.30
                                                           ----------------

          Interest due on Mortgage Loans during
          the preceding Due Period:                       $      454,815.40
                                                           ----------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                       $      466,525.62
                                                           ----------------

     Principal:


          Regular Installments                            $       75,173.44
                                                           ----------------

          Curtailments                                    $       34,762.70
                                                           ----------------

          Full Prepayments                                $       79,723.80
                                                           ----------------

          Foreclosures (Claim Funds Received)/Other:      $            0.00
          See explanation                                  ----------------
               (Adjustments to Beginning Balances)
          Total Principal Collections:                    $      189,659.94
                                                           ----------------

Defective Mortgage Loans Purchased by Keystone as of January 31, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                           $            0.00
                                                           ----------------

     (ii) Unpaid Accrued Interest for such
          Defective Mortgages:                            $            0.00
                                                           ----------------

Mortgage Loans Purchased by Master Servicer as of the January 31, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------


Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)  100% of Aggregate Principal Balance
          for Mortgage Loan.                              $            0.00
                                                           ----------------

     (ii) Unpaid Accrued Interest                         $            0.00
                                                           ----------------

     (iii)  Fair Market Value of Pending FHA Claims
            as determined by Independent Appraiser:       $            0.00
                                                           ----------------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent
          Appraiser:                                      $            0.00
                                                           ----------------

TOTAL DISTRIBUTION AMOUNT:                                $      644,475.34
                                                           ----------------
                                                           ----------------

FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period      $            0.00
                                                           ----------------

     FHA Claims Paid                                      $            0.00
                                                           ----------------

     FHA Insurance Reductions/Additions                   $            0.00
                                                           ----------------

     FHA Insurance Coverage Balance - End of Due Period   $            0.00
                                                           ----------------

     FHA Claims Filed                                     $            0.00
                                                           ----------------

     FHA Claim Funds Available from Other Transactions    $            0.00
                                                           ----------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Six Month                    0.00%
                                                           ----------------

     Annual Default Percentage - Rolling Twelve Month                 0.00%
          Based on 2 Months                                ----------------
     Cumulative Default Percentage                                    0.00%
                                                           ----------------

     30 Day + Delinquency Percentage                                  1.55%
                                                           ----------------

     60 Day + Delinquency Percentage                                  0.35%
                                                           ----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                $            0.00
                                                           ----------------

     Recoveries on Defaulted Loans during the
     prior Due Period (Current):                          $            0.00
                                                           ----------------

     Amounts, if any received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):  $            0.00
                                                           ----------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                     $            0.00
                                                           ----------------

     Remaining defaulted loan balance reflecting all
     collections received (losses)                        $            0.00
                                                           ----------------

     Total loans to be foreclosed
     (see attached)                                #      0           $0.00
                                                          -----------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):              $        2,658.35
                                                           ----------------

     FHA Premiums Collected on Invoiced Loans:            $       17,588.63
                                                           ----------------

     FHA Premiums and Other Charges Due:                  $          400.00
                                                           ----------------


     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:               $        4,132.50
                                                           ----------------

     Master Servicer Fee (4.05.a.ii):                     $       11,043.21
                                                           ----------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                              $        2,937.77
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                              $       35,888.24
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                                 $            0.00
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Unpaid Principal Balance - Current Loans 31-Jan-95   $   43,297,576.97
                                                           ----------------


Certificate Provided By:                                    Date:
                          -----------------------------          ---------

                                                                    EXHIBIT 3



            LEHMAN HOME IMPROVEMENT LOAN ASSET-BACKED CERTIFICATES
                                SERIES 1995-2
                           CERTIFICATEHOLDER REPORT
                         DISTRIBUTION DATE:  3/25/95


FACTORS  (Per $1,000.00 Of Original Certificate Balance)

                                                                                   Ending
                                      Interest           Principal                Certificate
                     Original       Distribution        Distribution               Balance
                      Balance         Factor              Factor                    Factor
Class A-1       24,000,000.00          7.05609125         22.50060125               956.37910417
Class A-2       11,000,000.00          7.45833364          0.00000000             1,000.00000000
Class A-3       13,500,000.00          7.50000000          0.00000000             1,000.00000000
Class A-4       18,300,000.00          7.58333333          0.00000000             1,000.00000000



INTEREST

                                                           Monthly                                      Current
                             Interest     Interest On      Interest                      Interest      Interest
             Certificate      Carryover    Carryover     Distributable    Interest       Distribution   Carryover
                Rate         Shortfall    Shortfall        Amount          Distribution   Payment       Shortfall
 Class A-1      8.65%           0.00         0.00       169,346.19       169,346.19        169,346.19      0.00
 Class A-2      8.95%           0.00         0.00        82,041.67        82,041.67         82,041.67      0.00
 Class A-3      9.00%           0.00         0.00       101,250.00       101,250.00        101,250.00      0.00
 Class A-4      9.10%           0.00         0.00       138,775.00       138,775.00        138,775.00      0.00

 Total                          0.00         0.00       491,412.86      491,412.86         491,412.86      0.00




PRINCIPAL

                            Outstanding    Monthly                                                 Current
             Beginning      Principal     Principal                   Principal        Ending      Principal
            Certificate      Carryover   Distribution    Principal   Distribution   Certificate    Carryover
              Balance        Shortfall      Amount      Distribution    Payment       Balance      Shortfall
Class A-1   23,493,112.93      0.00      540,014.43     540,014.43   540,014.43     22,953,098.50    0.00
Class A-2   11,000,000.00      0.00            0.00           0.00         0.00     11,000,000.00    0.00
Class A-3   13,500,000.00      0.00            0.00           0.00         0.00     13,500,000.00    0.00
Class A-4   18,300,000.00      0.00            0.00           0.00         0.00     18,300,000.00    0.00

Total       66,293,112.93      0.00      540,014.43     540,014.43   540,014.43     65,753,098.50    0.00





DISTRIBUTIONS                                      OTHER INFORMATION
FHA Premium Account Deposit             3,680.65   Defaulted Loans During The Related Due
Master Servicer Fee                    17,495.54   Period                                            0.00
Master Servicer Reimbursement               0.00   Principal Balance Of All Defaulted
Trustee Fee                             4,665.36   Mortgage Loans                                    0.00
Priority Expenses                           0.00   Cram Down Losses                                  0.00
Class Interest Distribution           491,412.86   Excess Interest Paid As Principal           167,935.94
Amounts Owing to Certificate Insurer   38,355.97   Required OC Multiple                            100.00%
Class A Principal Distribution        540,014.43   Overcollateralization Prior To
Class A Guaranteed Principal                       Allocation Of
Distribution Amount                         0.00   Distributable Excess Spread               3,687,331.81
Successor Master Servicer Fee               0.00   Actual Overcollateralization              3,855,267.75
Other Fee                                   0.00   Required Overcollateralization            5,678,000.00
Class R Distribution                        0.00   Beginning Collateral Balance             69,980,444.74
                                                   Ending Collateral Balance                69,608,366.25

Total Distribution Amount           1,095,624.81


                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2

*****************************************************************************

In accordance with Section 4.01 (c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of December 1, 1994 among Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the March 20, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Feb 1 to Feb 28, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)) -

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:                 21-Feb-95    $   69,980,444.74
                                                           ----------------

          Less:  Total Amount of Defaulted Mortgage
          Loans:  28 Feb-95                               $            0.00
                                                           ----------------
          Adjusted Beginning Aggregate Principal Balance: $   69,980,444.74
                                                           ----------------

          Interest due on Mortgage Loans during the
          preceding Due Period:                           $      719,163.66
                                                           ----------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                       $      673,058.97
                                                           ----------------

     Principal:


          Regular Installments                            $      106,930.51
                                                           ----------------

          Curtailments                                    $       38,092.84
                                                           ----------------

          Full Prepayments                                $      227,055.14
                                                           ----------------

          Foreclosures (Claim Funds Received)/Other:
          See explanation                                 $            0.00
                                                           ----------------
            (Adjustments to Beginning Balances)
          Total Principal Collections:                    $      372,078.49
                                                           ----------------

Defective Mortgage Loans Purchased by Keystone as February 28, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                           $            0.00
                                                           ----------------

     (ii) Unpaid Accrued Interest for such
          Defective Mortgages:                            $            0.00
                                                           ----------------


Mortgage Loans Purchased by Master Servicer as of the February 28, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------


Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)  100% of Aggregate Principal Balance
          for Mortgage Loan.                              $            0.00
                                                           ----------------

     (ii) Unpaid Accrued Interest                         $            0.00
                                                           ----------------

     (iii)     Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:         $            0.00
                                                           ----------------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent
          Appraiser:                                      $            0.00
                                                           ----------------

TOTAL DISTRIBUTION AMOUNT:                                $    1,091,242.15
                                                          -----------------
                                                          -----------------

FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period      $            0.00
                                                           ----------------

     FHA Claims Paid                                      $            0.00
                                                           ----------------

     FHA Insurance Reductions/Additions                   $            0.00
                                                           ----------------

     FHA Insurance Coverage Balance - End of Due Period   $            0.00
                                                           ----------------

     FHA Claims Filed                                     $            0.00
                                                          -----------------


     FHA Claim Funds Available from Other Transactions    $            0.00
                                                           ----------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Six Month                    0.00%
                                                           ----------------

     Annual Default Percentage - Rolling Twelve Month                 0.00%
                                                           ----------------
          Based on 3 Months.
     Cumulative Default Percentage                                    0.00%
                                                           ----------------

     30 Day + Delinquency Percentage                                  1.62%
                                                           ----------------

     60 Day + Delinquency Percentage                                  0.49%
                                                           ----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                $            0.00
                                                           ----------------

     Recoveries on Defaulted Loans during the
     prior Due Period (Current):                          $            0.00
                                                           ----------------

     Amounts, if any received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):  $            0.00
                                                           ----------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                     $            0.00
                                                           ----------------

     Remaining defaulted loan balance reflecting all
     collections received (losses)                        $            0.00
                                                           ----------------

     Total loans to be foreclosed
     (see attached)
                                                       #  0           $0.00
                                                           ----------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):              $        3,680.65
                                                           ----------------

     FHA Premiums Collected on Invoiced Loans:            $       27,411.96
                                                           ----------------

     FHA Premiums and Other Charges Due:                  $          915.00
                                                           ----------------


     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:               $        7,164.57
                                                           ----------------

     Master Servicer Fee (4.05.a.ii):                     $       17,495.54
                                                           ----------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                              $       45,714.94
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                              $       80,806.03
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                                 $            0.00
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Unpaid Principal Balance - Current Loans 28-Feb-95   $   68,482,930.64
                                                           ----------------


Certificate Provided By:                                    Date:
                          -----------------------------          ---------

                                                                    EXHIBIT 4



            LEHMAN HOME IMPROVEMENT LOAN ASSET-BACKED CERTIFICATES
                                SERIES 1995-2
                           CERTIFICATEHOLDER REPORT
                         DISTRIBUTION DATE:  4/25/95


FACTORS  (Per $1,000.00 Of Original Certificate Balance)


                                                                                                Ending
                                               Interest           Principal                Certificate
                           Original        Distribution        Distribution                    Balance
                           Balance              Factor              Factor                     Factor
      Class A-1       24,000,000.00          6.89389958         24.69770750               931.68139667
      Class A-2       11,000,000.00          7.45833364          0.00000000             1,000.00000000
      Class A-3       13,500,000.00          7.50000000          0.00000000             1,000.00000000
      Class A-4       18,300,000.00          7.58333333          0.00000000             1,000.00000000





INTEREST

                                                           Monthly                                   Current
                              Interest    Interest On      Interest                    Interest      Interest
             Certificate     Carryover    Carryover     Distributable   Interest      Distribution   Carryover
                Rate         Shortfall    Shortfall        Amount       Distribution    Payment      Shortfall
 Class A-1     8.65%           0.00         0.00       165,453.59     165,453.59     165,453.59         0.00
 Class A-2     8.95%           0.00         0.00        82,041.67      82,041.67      82,041.67         0.00
 Class A-3     9.00%           0.00         0.00       101,250.00     101,250.00     101,250.00         0.00
 Class A-4     9.10%           0.00         0.00       138,775.00     138,775.00     138,775.00         0.00

 Total                         0.00         0.00       487,520.26     487,520.26     487,520.26         0.00




PRINCIPAL

                             Outstanding      Monthly                                                Current
               Beginning      Principal     Principal                  Principal      Ending         Principal
             Certificate      Carryover   Distributable   Principal   Distribution   Certificate     Carryover
                 Balance      Shortfall       Amount     Distribution    Payment      Balance        Shortfall
 Class A-1   22,953,098.50     0.00       592,744.98     592,744.98    592,744.98    22,360,353.52      0.00
 Class A-2   11,000,000.00     0.00             0.00           0.00          0.00     11,000,000.00     0.00
 Class A-3   13,500,000.00     0.00             0.00           0.00          0.00     13,500,000.00     0.00
 Class A-4   18,300,000.00     0.00             0.00           0.00          0.00     18,300,000.00     0.00

 Total       65,753,098.50     0.00       592,774.98     592,744.98    592,744.98     65,160,353.52     0.00



DISTRIBUTIONS                                                  OTHER INFORMATION
FHA Premium Account Deposit                         3,666.43   Defaulted Loans During The Related Due Period     53,018.40
Master Servicer Fee                                17,402.32   Principal Balance of All Defaulted
Master Servicer Reimbursement                       1,690.62     Mortgage Loans                                  53,018.40
Trustee Fee                                         4,640.56   Cram Down Losses                                       0.00
Priority Expenses                                       0.00   Excess Interest Paid As Principal                168,474.38
Class Interest Distribution                       487,520.26   Required OC Multiple                                 100.00%
Amounts Owing to Certificate Insurer               38,010.21   Overcollateralization Prior to Allocation of
Class A Principal Distribution                    592,744.98     Distributable Excess Spread                  3,908,286.15
Class A Guaranteed Principal Distribution Amount        0.00   Actual Overcollateralization                   4,023,742.13
Successor Master Servicer Fee                           0.00   Required Overcollateralization                 5,678,000.00
Other Fee                                               0.00   Beginning Collateral Balance                  69,608,366.25
Class R Distribution                                    0.00   Ending Collateral Balance                     69,184,095.65

Total Distribution Amount                       1,145,675.38


                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2

*****************************************************************************


In accordance with Section 4.01 (c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of December 1, 1994 among Lehman ABS Corporation, as Depositor, The First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the April 20, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Mar 1 to Mar 31, 1995

     DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)) -

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:  20-Mar-95                   $   69,608,366.25
                                                           ----------------

          Less:  Total Amount of Defaulted
          Mortgage Loans:  31-Mar-95                      $       53,018.40
                                                           ----------------

          Adjusted Beginning
          Aggregate Principal Balance:                    $    9,555,347.85
                                                           ----------------

          Interest due on Mortgage Loans during
          the preceding Due Period:                       $      714,685.16
                                                           ----------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                       $      739,669.01
                                                           ----------------

     Principal:


          Regular Installments                            $      119,787.39*
                                                           ----------------
           *INCLUDES PRINCIPAL REDUCTION $50.29 & UPB INCREASE <$12.50>
           DUE TO WRONG BALANCES SOLD
          Curtailments                                    $       68,208.73
                                                           ----------------

          Full Prepayments                                $      236,274.48
                                                           ----------------

          Foreclosures (Claim Funds Received)/Other:      $            0.00
          See explanation                                  ----------------
               (Adjustments to Beginning Balances)
          Total Principal Collections:                    $      424,270.60
                                                           ----------------

Defective Mortgage Loans Purchased by Keystone as March 31, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                           $            0.00
                                                           ----------------

     (ii) Unpaid Accrued Interest for such
          Defective Mortgages:                            $            0.00
                                                           ----------------


Mortgage Loans Purchased by Master Servicer as of the March 31, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------


Amounts received from Keystone upon
optional termination (9.01(d)):

      (i) 100% of Aggregate Principal Balance
          for Mortgage Loan.                              $            0.00
                                                           ----------------

     (ii) Unpaid Accrued Interest                         $            0.00
                                                           ----------------

    (iii) Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:         $            0.00
                                                           ----------------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent
          Appraiser:                                      $            0.00
                                                           ----------------

TOTAL DISTRIBUTION AMOUNT:                                $    1,138,955.76
                                                           ----------------
                                                           ----------------

FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period      $            0.00
                                                           ----------------

     FHA Claims Paid                                      $            0.00
                                                           ----------------

     FHA Insurance Reductions/Additions                   $            0.00
                                                           ----------------

     FHA Insurance Coverage Balance - End of due Period   $            0.00
                                                           ----------------

     FHA Claims Filed                                     $            0.00
                                                           ----------------

     FHA Claim Funds Available from Other Transactions    $            0.00
                                                           ----------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Six Month                    0.28%
                                                           ----------------

     Annual Default Percentage - Rolling Twelve Month                 0.28%
                                                           ----------------
          Based on 4 Months
     Cumulative Default Percentage                                    0.08%
                                                           ----------------

     30 Day + Delinquency Percentage                                  1.90%
                                                           ----------------

     60 Day + Delinquency Percentage                                  0.62%
                                                           ----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                $       53,018.40
                                                           ----------------

     Recoveries on Defaulted Loans during the
     prior Due Period (Current):                          $            0.00
                                                           ----------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):  $            0.00
                                                           ----------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                     $            0.00
                                                           ----------------

     Remaining defaulted loan balance reflecting all
     collections received (losses)                        $            0.00
                                                           ----------------

     Total loans to be foreclosed
     (see attached)                                     # 0           $0.00
                                                           ----------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):              $        3,666.43
                                                           ----------------

     FHA Premiums Collected on Invoiced Loans:            $       28,476.12
                                                           ----------------

     FHA Premiums and Other Charges Due:                  $        2,523.79
                                                           ----------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:               $        6,156.20
                                                           ----------------

     Master Servicer Fee (4.05.a.ii):                     $       17,402.32
                                                           ----------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                              $           95.18
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                              $       55,978.13
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                                 $        1,690.62
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Unpaid Principal Balance - Current Loans  31-Mar-95  $   67,817,847.62
                                                           ----------------


Certificate Provided By:                                    Date:
                          -----------------------------          ---------

                                                                    EXHIBIT 5




            LEHMAN HOME IMPROVEMENT LOAN ASSET-BACKED CERTIFICATES
                                SERIES 1995-2
                           CERTIFICATEHOLDER REPORT
                         DISTRIBUTION DATE:  5/25/95


FACTORS  (Per $1,000.00 Of Original Certificate Balance)




                                                                                                Ending
                                               Interest           Principal                Certificate
                           Original        Distribution        Distribution                    Balance
                            Balance              Factor              Factor                     Factor
      Class A-1       24,000,000.00          6.71587000         21.85008375               909.83131292
      Class A-2       11,000,000.00          7.45833364          0.00000000             1,000.00000000
      Class A-3       13,500,000.00          7.50000000          0.00000000             1,000.00000000
      Class A-4       18,300,000.00          7.58333333          0.00000000             1,000.00000000





INTEREST

                                                    Monthly                                      Current
                         Interest     Interest On   Interest                     Interest        Interest
          Certificate    Carryover    Carryover    Distributable   Interest     Distribution    Carryover
               Rate      Shortfall    Shortfall      Amount       Distribution    Payment        Shortfall
 Class A-1    8.65%        0.00         0.00        161,180.88    161,180.88     161,180.88         0.00
 Class A-2    8.95%        0.00         0.00         82,041.67     82,041.67      82,041.67         0.00
 Class A-3    9.00%        0.00         0.00        101,250.00    101,250.00     101,250.00         0.00
 Class A-4    9.10%        0.00         0.00        138,775.00    138,775.00     138,775.00         0.00

     Total                 0.00         0.00        483,247.55    483,247.55     483,247.55         0.00




PRINCIPAL


                            Outstanding    Monthly                                                    Current
               Beginning      Principal   Principal                        Principal     Ending       Principal
             Certificate      Carryover   Distributable    Principal      Distribution  Certificate   Carryover
                 Balance      Shortfall     Amount        Distribution      Payment       Balance     Shortfall
 Class A-1   22,360,353.52      0.00      524,402.01     524,402.01        524,402.01   21,835,951.51    0.00
 Class A-2   11,000,000.00      0.00            0.00           0.00              0.00   11,000,000.00    0.00
 Class A-3   13,500,000.00      0.00            0.00           0.00              0.00   13,500,000.00    0.00
 Class A-4   18,300,000.00      0.00            0.00           0.00              0.00   18,300,000.00    0.00

 Total       65,160,353.52      0.00      524,402.01      524,402.01       524,402.01   64,635,951.51    0.00




DISTRIBUTIONS                                                   OTHER INFORMATION
FHA Premium Account Deposit                          3,626.26   Defaulted Loans During The Related Due Period     121,562.52
Master Servicer Fee                                 17,296.75   Principal Balance Of All Defaulted
Master Servicer Reimbursement                        5,081.64       Mortgage Loans                                174,580.02
Trustee Fee                                          4,612.27   Cram Down Losses                                        0.00
Priority Expenses                                        0.00   Excess Interest Paid As Principal                 164,031.28
Class Interest Distribution                        483,247.55   Required OC Multiple                                  100.00%
Amounts Owing to Certificate Insurer                37,704.31   Overcollateralization Prior to Allocation of
Class A Principal Distribution                     524,402.01     Distributable Excess Spread                   4,145,304.65
Class A Guaranteed Principal Distribution Amount         0.00  Actual Overcollateralization                     4,187,773.41
Successor Master Servicer Fee                            0.00  Required Overcollateralization                   5,678,000.00
Other Fee                                                0.00  Beginning Collateral Balance                    69,184,095.65
Class R Distribution                                     0.00  Ending Collateral Balance                       68,823,724.92

Total Distribution Amount                        1,075,970.79


                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2

*****************************************************************************

In accordance with Section 4.01(c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of December 1, 1994 among Lehman ABS Corporation, as Depositor, The First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the May 22, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Apr 1 to Apr 30, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)) -

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:    20-Apr-95                 $   69,184,095.65
                                                           ----------------

          Less:  Total Amount of Defaulted
          Mortgage Loans:  30-Apr-95                      $      174,580.92
                                                           ----------------
          Adjusted Beginning Aggregate
          Principal Balance:                              $   69,009,514.73
                                                           ----------------

          Interest due on Mortgage Loans during the
          preceding Due Period:                           $      709,053.96
                                                           ----------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                       $      662,100.86
                                                           ----------------

     Principal:


          Regular Installments                            $      111,592.63
                                                           ----------------

          Curtailments                                    $       46,885.80
                                                           ----------------

          Full Prepayments                                $      201,892.30
                                                           ----------------

          Foreclosures (Claim Funds Received)/Other:
          See explanation                                 $            0.00
                                                           ----------------
             (Adjustments to Beginning Balances)

          Total Principal Collections:                    $      360,370.73
                                                           ----------------

Defective Mortgage Loans Purchased by Keystone as April 30, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                           $            0.00
                                                           ----------------

     (ii) Unpaid Accrued Interest for such
          Defective Mortgages:                            $            0.00
                                                           ----------------


Mortgage Loans Purchased by Master Servicer as of the April 30, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------


Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)  100% of Aggregate Principal Balance
          for Mortgage Loan.                              $            0.00
                                                           ----------------

     (ii) Unpaid Accrued Interest                         $            0.00
                                                           ----------------

     (iii)     Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:         $            0.00
                                                           ----------------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent
          Appraiser:                                      $            0.00
                                                           ----------------

TOTAL DISTRIBUTION AMOUNT:                                $    1,069,424.69
                                                           ----------------
                                                           ----------------

FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period      $            0.00
                                                           ----------------

     FHA Claims Paid                                      $            0.00
                                                           ----------------

     FHA Insurance Reductions/Additions                   $    1,789,073.43
                                                           ----------------

     FHA Insurance Coverage Balance - End of due Period   $    1,789,073.43
                                                           ----------------
     FHA Claims Filed                                     $            0.00
                                                           ----------------

     FHA Claim Funds Available from Other Transactions    $            0.00
                                                           ----------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Six Month                    0.71%
                                                           ----------------

     Annual Default Percentage - Rolling Twelve Month                 0.71%
                                                           ----------------
          Based on 5 Months.
     Cumulative Default Percentage                                    0.25%
                                                           ----------------

     30 Day + Delinquency Percentage                                  2.26%
                                                           ----------------

     60 Day + Delinquency Percentage                                  0.73%
                                                           ----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                $      121,562.52
                                                           ----------------

     Recoveries on Defaulted Loans during the prior
     Due Period (Current):                                $           46.76
                                                           ----------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):  $           46.76
                                                           ----------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                     $            0.00
                                                           ----------------

     Remaining defaulted loan balance reflecting all
          collections received (losses)                   $            0.00
                                                           ----------------

     Total loans to be foreclosed
          (see attached)
                                                      #   0           $0.00
                                                       --------------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):              $        3,626.26
                                                           ----------------

     FHA Premiums Collected on Invoiced Loans:            $       25,185.92
                                                           ----------------

     FHA Premiums and Other Charges Due:                  $        6,237.49
                                                           ----------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:               $        7,580.37
                                                           ----------------

     Master Servicer Fee (4.05.a.ii):                     $       17,296.75
                                                           ----------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                              $       46,953.10
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                              $      101,328.42
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                                 $        5,081.64
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Unpaid Principal Balance - Current Loans30-Apr-95    $   67,092,768.64
                                                          -----------------


Certificate Provided By:                                    Date:
                          -----------------------------          ---------

                                                                    EXHIBIT 6



            LEHMAN HOME IMPROVEMENT LOAN ASSET-BACKED CERTIFICATES
                                SERIES 1995-2
                           CERTIFICATEHOLDER REPORT
                         DISTRIBUTION DATE:  6/25/95


FACTORS  (Per $1,000.00 Of Original Certificate Balance)


                                                                                           Ending
                                               Interest           Principal              Certificate
                           Original        Distribution        Distribution               Balance
                            Balance              Factor              Factor                Factor
      Class A-1       24,000,000.00          6.55836750         24.19192000               885.63939292
      Class A-2       11,000,000.00          7.45833364          0.00000000             1,000.00000000
      Class A-3       13,500,000.00          7.50000000          0.00000000             1,000.00000000
      Class A-4       18,300,000.00          7.58333333          0.00000000             1,000.00000000




INTEREST


                                                    Monthly                                    Current
                         Interest    Interest On    Interest                     Interest      Interest
           Certificate   Carryover   Carryover    Distributable   Interest      Distribution   Carryover
               Rate      Shortfall   Shortfall       Amount       Distribution     Payment     Shortfall
 Class A-1      8.65%       0.00         0.00     157,400.82     157,400.82      157,400.82        0.00
 Class A-2      8.95%       0.00         0.00      82,041.67      82,041.67       82,041.67        0.00
 Class A-3      9.00%       0.00         0.00     101,250.00     101,250.00      101,250.00        0.00
 Class A-4      9.10%       0.00         0.00     138,775.00     138,775.00      138,775.00        0.00

 Total                      0.00         0.00      479,467.49    479,467.49      479,467.49        0.00




PRINCIPAL


                             Outstanding   Monthly                                                     Current
              Beginning      Principal     Principal                     Principal      Ending       Principal
            Certificate      Carryover     Distributable   Principal     Distribution   Certificate  Carryover
               Balance       Shortfall       Amount       Distribution    Payment        Balance     Shortfall
 Class A-1   21,835,951.51      0.00       693,896.85     693,896.85     580,606.08    21,255,345.43  113,290.77
 Class A-2   11,000,000.00      0.00             0.00           0.00           0.00    11,000,000.00        0.00
 Class A-3   13,500,000.00      0.00             0.00           0.00           0.00    13,500,000.00        0.00
 Class A-4   18,300,000.00      0.00             0.00           0.00           0.00    18,300,000.00        0.00

 Total       64,635,951.51      0.00       693,896.85     693,896.85     580,606.08    64,055,345.43  113,290.77





DISTRIBUTIONS                                                               OTHER INFORMATION
FHA Premium Account Deposit                            3,583.11   Defaulted Loans During The Related Due Period     269,487.36
Master Servicer Fee                                   17,206.55   Principal Balance Of All Defaulted
Master Servicer Reimbursement                         10,503.87   Mortgage Loans                                   444,041.95
Trustee Fee                                            4,588.25   Cram Down Losses                                       0.00
Priority Expenses                                          0.00   Excess Interest Paid As Principal                156,196.59
Class Interest Distribution                          479,467.49   Required OC Multiple                                 100.00%
Amounts Owing to Certificate Insurer                  37,365.62   Overcollateralization Prior To
Class A Principal Distribution                       580,606.08     Allocation Of Distributable Excess Spread    4,343,943.67
Class A Guaranteed Principal Distribution Amount           0.00   Actual Overcollateralization                   4,343,943.67
Successor Master Servicer Fee                              0.00   Required Overcollateralization                 5,976,833.99
Other Fee                                                  0.00   Beginning Collateral Balance                  68,823,724.92
Class R Distribution                                       0.00   Ending Collateral Balance                     68,399,289.10

Total Distribution Amount                          1,133,320.97


                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2

*****************************************************************************


In accordance with Section 4.01 (c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of December 1, 1994 among Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the June 20, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  May 1 to May 31, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)) -

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:          22-May-95           $   68,823,724.92
                                                           ----------------

          Less:  Total Amount of Defaulted
          Mortgage Loans:  31-May-95                      $      444,068.28
                                                           ----------------
          Adjusted Beginning Aggregate
          Principal Balance:                              $    68,379,656.64
                                                           ----------------

          Interest due on Mortgage Loans during the
          preceding Due Period:                           $      702,556.98
                                                           ----------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                       $      694,096.61
                                                           ----------------

     Principal:


          Regular Installments                            $      115,754.63
                                                           ----------------

          Curtailments                                    $       46,935.81
                                                           ----------------

          Full Prepayments                                $      261,745.38
                                                           ----------------

          Foreclosures (Claim Funds Received)/Other:
          See explanation                                 $          (26.33)
                                                           ----------------
              (Adjustments to Beginning Balances)
          Total Principal Collections:                    $      424,409.49
                                                           ----------------

Defective Mortgage Loans Purchased by Keystone as May 31, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                           $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                            $            0.00
                                                           ----------------


Mortgage Loans Purchased by Master Servicer as of the May 31, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------


Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)  100% of Aggregate Principal Balance
          for Mortgage Loan.                              $            0.00
                                                           ----------------

     (ii) Unpaid Accrued Interest                         $            0.00
                                                           ----------------

     (iii)     Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:         $            0.00
                                                           ----------------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent
          Appraiser:                                      $            0.00
                                                           ----------------

TOTAL DISTRIBUTION AMOUNT:                                $    1,126,966.47
                                                           ----------------
                                                           ----------------

FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period      $    1,789,073.43
                                                           ----------------

     FHA Claims Paid                                      $            0.00
                                                           ----------------

     FHA Insurance Reductions/Additions                   $    1,731,715.20
                                                           ----------------

     FHA Insurance Coverage Balance - End of due Period   $    3,520,788.63
                                                           ----------------

     FHA Claims Filed                                     $            0.00
                                                           ----------------

     FHA Claim Funds Available from Other Transactions    $            0.00
                                                           ----------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Six Month                    1.46%
                                                           ----------------

     Annual Default Percentage - Rolling Twelve Month                 1.46%
                                                           ----------------
          Based on 6 Months.
     Cumulative Default Percentage                                    0.63%
                                                           ----------------

     30 Day + Delinquency Percentage                                  2.72%
                                                           ----------------

     60 Day + Delinquency Percentage                                  0.79%
                                                           ----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                $      269,487.36
                                                           ----------------

     Recoveries on Defaulted Loans during the
     prior Due Period (Current):                          $           46.69
                                                           ----------------

     Amounts, if any received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust
     (Cumulative):                                        $           93.45
                                                           ----------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                     $            0.00
                                                           ----------------

     Remaining defaulted loan balance reflecting all
     collections received (losses)                        $            0.00
                                                           ----------------

     Total loans to be foreclosed
     (see attached)                                #      0           $0.00
                                                    -----------------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):              $        3,583.11
                                                           ----------------



     FHA Premiums Collected on Invoiced Loans:            $       26,688.12
                                                           ----------------

     FHA Premiums and Other Charges Due:                  $        7,332.05
                                                           ----------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:               $        7,455.70
                                                           ----------------

     Master Servicer Fee (4.05.a.ii):                     $       17,206.55
                                                           ----------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                              $       11,890.21
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                              $      104,415.16
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                                 $       10,503.87
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Unpaid Principal Balance - Current Loans
       31-May-95                                          $   66,093,818.66
                                                           ----------------


Certificate Provided By:                                    Date:
                          -----------------------------          ---------

                                                                    EXHIBIT 7



            LEHMAN HOME IMPROVEMENT LOAN ASSET-BACKED CERTIFICATES
                                SERIES 1995-2
                           CERTIFICATEHOLDER REPORT
                         DISTRIBUTION DATE:  7/25/95

FACTORS  (Per $1,000.00 Of Original Certificate Balance)



                                                                                         Ending
                                               Interest           Principal            Certificate
                           Original        Distribution        Distribution              Balance
                            Balance              Factor              Factor               Factor
      Class A-1       24,000,000.00          6.38398375         28.77952750               856.85986542
      Class A-2       11,000,000.00          7.45833364          0.00000000             1,000.00000000
      Class A-3       13,500,000.00          7.50000000          0.00000000             1,000.00000000
      Class A-4       18,300,000.00          7.58333333          0.00000000             1,000.00000000




INTEREST


                                                       Monthly                                    Current
                           Interest    Interest On   Interest                       Interest      Interest
            Certificate   Carryover    Carryover    Distributable   Interest       Distribution   Carryover
               Rate      Shortfall    Shortfall        Amount      Distribution      Payment      Shortfall
 Class A-1    8.65%          0.00        0.00       153,215.61    153,215.61        153,215.61       0.00
 Class A-2    8.95%          0.00        0.00        82,041.67     82,041.67         82,041.67       0.00
 Class A-3    9.00%          0.00        0.00       101,250.00    101,250.00        101,250.00       0.00
 Class A-4    9.10%          0.00        0.00       138,775.00    138,775.00        138,775.00       0.00

 Total                       0.00        0.00       475,282.28    475,282.28        475,282.28       0.00




PRINCIPAL




                            Outstanding   Monthly                                                       Current
               Beginning      Principal   Principal                     Principal       Ending          Principal
             Certificate      Carryover   Distributable     Principal   Distribution   Certificate      Carryover
                 Balance      Shortfall   Amount          Distribution      Payment     Balance         Shortfall
 Class A-1   21,255,345.43   113,290.77   753,854.07     867,144.84     690,708.66      20,564,636.77   176,436.18
 Class A-2   11,000,000.00         0.00         0.00           0.00           0.00      11,000,000.00         0.0
 Class A-3   13,500,000.00         0.00         0.00           0.00           0.00      13,500,000.00         0.0
 Class A-4   18,300,000.00         0.00         0.00           0.00           0.00      18,300,000.00         0.0

 Total       64,055,345.43   113,290.77   753,854.07     867,144.84     690,708.66      63,364,636.77   176,436.18



DISTRIBUTIONS                                                         OTHER INFORMATION
FHA Premium Account Deposit                                3,568.20   Defaulted Loans During The Related Due Period     218,650.35
Master Servicer Fee                                       17,100.42   Principal Balance Of All Defaulted
Master Servicer Reimbursement                              9,528.57     Mortgage Loans                                  662,663.55
Trustee Fee                                                4,559.95   Cram Down Losses                                        0.00
Priority Expenses                                              0.00   Excess Interest Paid As Principal                 155,504.94
Class Interest Distribution                              475,282.28   Required OC Multiple                                  100.00%
Amounts Owing to Certificate Insurer                      36,962.70   Overcollateralization Prior To Allocation Of
Class A Principal Distribution                           690,708.66    Distributable Excess Spread                    4,499,419.86
Class A Guaranteed Principal Distribution Amount               0.00   Actual Overcollateralization                    4,499,419.86
Successor Master Servicer Fee                                  0.00   Required Overcollateralization                  5,976,833.99
Other Fee                                                      0.00   Beginning Collateral Balance                   68,399,289.10
Class R Distribution                                           0.00   Ending Collateral Balance                      67,864,056.63

Total Distribution Amount                              1,237,710.78


                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2

*****************************************************************************

In accordance with Section 4.01 (c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of December 1, 1994 among Lehman ABS Corporation, as Depositor, The First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the July 20, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Jun 1 to Jun 30, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)) -

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:     20-Jun-95                $   68,399,289.10
                                                           ----------------

          Less:  Total Amount of Defaulted
          Mortgage Loans:     30-Jun-95                   $      662,692.30
                                                           ----------------
          Adjusted Beginning Aggregate Principal
          Balance:                                        $    67,736,596.80
                                                           ----------------

          Interest due on Mortgage Loans during
          the preceding Due Period:                       $      695,878.42
                                                           ----------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                       $      665,127.16
                                                           ----------------

     Principal:


          Regular Installments                            $      113,262.18
                                                           ----------------

          Curtailments                                    $       51,651.27
                                                           ----------------

          Full Prepayments                                $      370,319.02
                                                           ----------------

          Foreclosures (Claim Funds Received)/Other:
          See Explanation                                 $          (28.75)
                                                           ----------------
               (Adjustments to Beginning Balances)
          Total Principal Collections:                    $      535,203.72
                                                           ----------------

Defective Mortgage Loans Purchased by Keystone as June 30, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                           $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                            $            0.00
                                                           ----------------


Mortgage Loans Purchased by Master Servicer as of the June 30, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------


Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)  100% of Aggregate Principal Balance
          for Mortgage Loan:                              $            0.00
                                                           ----------------

     (ii) Unpaid Accrued Interest:                        $            0.00
                                                           ----------------

     (iii)     Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:         $            0.00
                                                           ----------------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent
          Appraiser:                                      $            0.00
                                                           ----------------

TOTAL DISTRIBUTION AMOUNT:                                $    1,231,082.14
                                                           ----------------
                                                           ----------------

FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period      $    1,789,073.43
                                                           ----------------

     FHA Claims Paid                                      $            0.00
                                                           ----------------

     FHA Insurance Reduction/Additions                    $    1,735,892.50
                                                           ----------------

     FHA Insurance Coverage Balance - End of Due Period   $    3,524,965.93
                                                           ----------------

     FHA Claims Filed                                     $       27,826.45
                                                           ----------------

     FHA Claim Funds Available from Other Transactions    $            0.00
                                                           ----------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Six Month                    2.05%
                                                           ----------------

     Annual Default Percentage - Rolling Twelve Month                 1.84%
                                                           ----------------
          Based on 7 Months.
     Cumulative Default Percentage                                    0.94%
                                                           ----------------

     30 Day + Delinquency Percentage                                  3.26%
                                                           ----------------

     60 Day + Delinquency Percentage                                  0.98%
                                                           ----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                $      218,650.35
                                                           ----------------

     Recoveries on Defaulted Loans during
     the prior Due Period (Current):                      $           45.20
                                                           ----------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust
     (Cumulative):                                        $          138.65
                                                           ----------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                     $            0.00
                                                           ----------------

     Remaining defaulted loan balance reflecting all
     collections received (losses)                        $            0.00
                                                           ----------------

     Total loans to be foreclosed
          (see attached)
                                                   #     0            $0.00
                                                    -----------------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):              $        3,568.20
                                                           ----------------



     FHA Premiums Collected on Invoiced Loans:            $       25,853.93
                                                           ----------------

     FHA Premiums and Other Charges Due:                  $        4,961.83
                                                           ----------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:               $        8,175.64
                                                           ----------------

     Master Servicer Fee (4.05.a.ii):                     $       17,100.42
                                                           ----------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                              $       31,938.92
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                              $      125,850.21
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                                 $        9,528.57
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Unpaid Principal Balance - Current Loans
     30-Jun-95                                            $   64,988,119.13
                                                           ----------------


Certificate Provided By:                                    Date:
                          -----------------------------          ---------

                                                                    EXHIBIT 8




            LEHMAN HOME IMPROVEMENT LOAN ASSET-BACKED CERTIFICATES
                                SERIES 1995-2
                           CERTIFICATEHOLDER REPORT
                         DISTRIBUTION DATE:  8/25/95


FACTORS  (Per $1,000.00 Of Original Certificate Balance)


                                                                                              Ending
                                               Interest           Principal                Certificate
                           Original        Distribution        Distribution                    Balance
                            Balance              Factor              Factor                     Factor
      Class A-1       24,000,000.00          6.17653167         29.33372083               827.52614458
      Class A-2       11,000,000.00          7.45833364          0.00000000             1,000.00000000
      Class A-3       13,500,000.00          7.50000000          0.00000000             1,000.00000000
      Class A-4       18,300,000.00          7.58333333          0.00000000             1,000.00000000



INTEREST



                                                        Monthly                                    Current
                               Interest  Interest On    Interest                   Interest        Interest
             Certificate      Carryover    Carryover   Distributable  Interest     Distribution    Carryover
                    Rate      Shortfall    Shortfall      Amount      Distribution    Payment      Shortfall
 Class A-1       8.65%           0.00         0.00    148,236.76    148,236.76     148,236.76         0.00
 Class A-2       8.95%           0.00         0.00     82,041.67     82,041.67      82,041.67         0.00
 Class A-3       9.00%           0.00         0.00    101,250.00    101,250.00     101,250.00         0.00
 Class A-4       9.10%           0.00         0.00    138,775.00    138,775.00     138,775.00         0.00

 Total                           0.00         0.00    470,303.43    470,303.43     470,303.43         0.00




PRINCIPAL




                            Outstanding     Monthly                                                      Current
               Beginning      Principal    Principal                      Principal        Ending        Principal
             Certificate      Carryover    Distributable    Principal     Distribution   Certificate     Carryover
                 Balance      Shortfall       Amount        Distribution   Payment        Balance        Shortfall
 Class A-1   20,564,636.77    176,436.18   778,061.37     954,497.55       704,009.30     19,860,627.47  250,488.25
 Class A-2   11,000,000.00          0.00         0.00           0.00         0.00         11,000,000.00        0.00
 Class A-3   13,500,000.00          0.00         0.00           0.00         0.00         13,500,000.00        0.00
 Class A-4   18,300,000.00          0.00         0.00           0.00         0.00         18,300,000.00        0.00

 Total       63,364,636.77    176,436.18   778,061.37     954,497.55       704,009.30     62,660,627.47  250,488.25



DISTRIBUTIONS                                                OTHER INFORMATION
FHA Premium Account Deposit                        3,547.29  Defaulted Loans During The Related Due Period    235,209.48
Master Servicer Fee                               16,966.51  Principal Balance Of All Defaulted
Master Servicer Reimbursement                     10,352.68    Mortgage Loans                                 875,064.89
Trustee Fee                                        4,524.27  Cram Down Losses                                       0.00
Priority Expenses                                      0.00  Excess Interest Paid As Principal                176,062.80
Class Interest Distribution                      470,303.43  Required OC Multiple                                 100.00%
Amounts Owing to Certificate Insurer              36,552.03  Overcollateralization Prior to Allocation of
Class A Principal Distribution                   704,009.30     Distributable Excess Spread                 4,652,674.52
Class A Guaranteed Principal Distribution Amount       0.00  Actual Overcollaterzlization                   4,652,674.52
Successor Master Servicer Fee                          0.00  Required Overcollaterzlization                 5,976,833.99
Other Fee                                              0.00  Beginning Collateral Balance                  67,864,056.63
Class R Distribution                                   0.00  Ending Collateral Balance                     67,313,301.99

Total Distribution Amount                      1,246,255.51


                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2

*****************************************************************************

In accordance with Section 4.01(c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of December 1, 1994 among Lehman ABS Corporation, as Depositor, The First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the August 21, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Jul 1 1995 - Jul 31 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)) -

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:    20-Jul-95                  $   67,864,056.63
                                                           ----------------

          Less:  Total Amount of Defaulted
          Mortgage Loans:  31-Jul-95                      $      897,873.03
                                                           ----------------
          Adjusted Beginning Aggregate
          Principal Balance:                              $   66,966,183.60
                                                           ----------------

          Interest due on Mortgage Loans during the
          preceding Due Period:                           $      688,033.90
                                                           ----------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                       $      677,381.35
                                                           ----------------

     Principal:


          Regular Installments                            $      116,855.12
                                                           ----------------

          Curtailments                                    $       31,281.68
                                                           ----------------

          Full Prepayments                                $      402,617.84
                                                           ----------------

          Foreclosures (Claim Funds Received)/
          Other:  See explanation                         $      (22,808.14)
                                                           ----------------

          Total Principal Collections:                    $      527,946.50
                                                           ----------------

Defective Mortgage Loans Purchased by Keystone as of July 31, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                           $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                            $            0.00
                                                           ----------------


Mortgage Loans Purchased by Master Servicer as of the July 31, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:            $       14,905.39
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:            $        1,308.79
                                                           ----------------


Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)  100% of Aggregate Principal Balance
          for Mortgage Loan:                              $            0.00
                                                           ----------------

     (ii) Unpaid Accrued Interest:                        $            0.00
                                                           ----------------

     (iii)     Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:         $            0.00
                                                           ----------------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent
          Appraiser:                                      $            0.00
                                                           ----------------

TOTAL DISTRIBUTION AMOUNT:                                $    1,232,194.58
                                                           ----------------
                                                           ----------------

FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period      $    3,524,965.93
                                                           ----------------

     FHA Claims Paid                                      $        7,494.28
                                                           ----------------

     FHA Insurance Reduction/Additions                    $           (0.00)
                                                           ----------------

     FHA Insurance Coverage Balance - End of Due Period   $    3,517,471.65
                                                           ----------------


     FHA Claims Filed                                     $       19,982.33
                                                           ----------------

     FHA Claim Funds Available from Other Transactions    $            0.00
                                                           ----------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Six Month                    2.62%
                                                           ----------------

     Annual Default Percentage - Rolling Twelve Month                 2.16%
                                                           ----------------
          Based on 8 Months.
     Cumulative Default Percentage                                    1.28%
                                                           ----------------

     30 Day + Delinquency Percentage                                  3.55%
                                                           ----------------

     60 Day + Delinquency Percentage                                  1.14%
                                                           ----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                $      235,209.48
                                                           ----------------

     Recoveries on Defaulted Loans during the
     prior Due Period (Current):                          $        7,715.99
                                                           ----------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust
     (Cumulative):                                        $        7,854.64
                                                           ----------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                     $            0.00
                                                           ----------------

     Remaining defaulted loan balance reflecting all
          collections received (losses)                   $          349.84
                                                           ----------------

     Total loans to be foreclosed
          (see attached)
                                                     #    0           $0.00
                                                      ---------------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):              $        3,547.29
                                                           ----------------

     FHA Premiums Collected on Invoiced Loans:            $       26,393.93
                                                           ----------------


     FHA Premiums and Other Charges Due:                  $       20,753.78
                                                           ----------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:               $        8,052.51
                                                           ----------------

     Master Servicer Fee (4.05.a.ii):                     $       16,966.51
                                                           ----------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                              $       13,067.48
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                              $      126,431.44
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                                 $       10,280.43
                                                           ----------------

          Foreclosure Advances:                           $           72.25
                                                           ----------------

     Unpaid Principal Balance - Current Loans31-Jul-95    $   64,051,134.34
                                                           ----------------


Certificate Provided By:                                    Date:
                          -----------------------------          ---------

                                                                    EXHIBIT 9



            LEHMAN HOME IMPROVEMENT LOAN ASSET-BACKED CERTIFICATES
                                SERIES 1995-2
                       REVISED CERTIFICATEHOLDER REPORT
                         DISTRIBUTION DATE:  9/25/95


FACTORS  (Per $1,000.00 Of Original Certificate Balance)


                                                                                                Ending
                                               Interest           Principal                Certificate
                           Original        Distribution        Distribution                    Balance
                            Balance              Factor              Factor                     Factor
      Class A-1       24,000,000.00          5.96508417         35.62846875               791.89767583
      Class A-2       11,000,000.00          7.45833364          0.00000000             1,000.00000000
      Class A-3       13,500,000.00          7.50000000          0.00000000             1,000.00000000
      Class A-4       18,300,000.00          7.58333333          0.00000000             1,000.00000000




INTEREST


                                                         Monthly                                    Current
                               Interest    Interest On   Interest                     Interest      Interest
             Certificate      Carryover    Carryover     Distributable  Interest      Distribution  Carryover
                    Rate      Shortfall    Shortfall     Amount         Distribution  Payment       Shortfall
 Class A-1         8.65%           0.00         0.00    143,162.02      143,162.02    143,162.02       0.00
 Class A-2         8.95%           0.00         0.00     82,041.67       82,041.67     82,041.67       0.00
 Class A-3         9.00%           0.00         0.00    101,250.00      101,250.00    101,250.00       0.00
 Class A-4         9.10%           0.00         0.00    138,775.00      138,775.00    138,775.00       0.00

 Total                             0.00         0.00    465,228.69      465,228.69    465,228.69       0.00




PRINCIPAL



                            Outstanding     Monthly                                                 Current
               Beginning    Principal      Principal                    Principal    Ending        Principal
             Certificate    Carryover    Distributable    Principal    Distribution  Certificate   Carryover
               Balance      Shortfall       Amount       Distribution    Payment     Balance       Shortfall
 Class A-1   19,860,627.47   250,488.25   604,595.00     855,083.25   855,083.25     19,005,544.22    0.00
 Class A-2   11,000,000.00         0.00         0.00           0.00         0.00     11,000,000.00    0.00
 Class A-3   13,500,000.00         0.00         0.00           0.00         0.00     13,500,000.00    0.00
 Class A-4   18,300,000.00         0.00         0.00           0.00         0.00     18,300,000.00    0.00

 Total       62,660,627.47   250,488.25   604,595.00     855,083.25   855,083.25     61,805,544.22    0.00



DISTRIBUTIONS                                   OTHER INFORMATION
FHA Premium Account Deposit                           3,403.97   Defaulted Loans During The Related Due Period    104,418.83
Master Servicer Fee                                  16,828.39   Principal Balance Of All Defaulted
Master Servicer Reimbursement                         5,729.66       Mortgage Loans                               759,161.34
Trustee Fee                                           4,487.55   Cram Down Losses                                       0.00
Priority Expenses                                         0.00   Excess Interest Paid As Principal                389,855.14
Class Interest Distribution                         465,228.69   Required OC Multiple                                 100.00%
Amounts Owing to Certificate Insurer                 36,053.23   Overcollateralization Prior to Allocation of
Class A Principal Distribution                      855,083.25       Distributable Excess Spread                4,787,259.22
Class A Guaranteed Principal Distribution Amount          0.00   Actual Overcollateralization                   4,822,207.28
Successor Master Servicer Fee                             0.00   Required Overcollateralization                 5,976,833.99
Other Fee                                                 0.00   Beginning Collateral Balance                  67,313,301.99
Class R Distribution                                      0.00   Ending Collateral Balance                     66,627,751.50

Total Distribution Amount                         1,386,814.74


                 REVISED 9/27/95 (Repurchases/Substitutions)
                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2

*****************************************************************************


In accordance with Section 4.01(c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of December 1, 1994 among Lehman ABS Corporation, as Depositor, The First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the September 20, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Aug 1 to Aug 31, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)) -

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:   21-Aug-95                  $   67,313,301.99
                                                           ----------------

          Less:  Total Amount of Defaulted Mortgage
          Loans:  31-Aug-95                               $      979,483.72
                                                           ----------------
          Adjusted Beginning Aggregate Principal
          Balance:                                        $   66,333,818.27
                                                           ----------------

          Interest due on Mortgage Loans during
          the preceding Due Period:                       $      681,590.89
                                                           ----------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                       $      647,981.91
                                                           ----------------

     Principal:


          Regular Installments                            $      112,263.54
                                                           ----------------

          Curtailments                                    $     (669,320.11)
                                                           ----------------

          Full Prepayments                                $    1,242,607.06
                                                           ----------------

          Foreclosures (Claim Funds Received)
          /Other:  See explanation                        $     (220,322.38)
                                                           ----------------

          Total Principal Collections:                    $      465,228.11
                                                           --------------

Defective Mortgage Loans Purchased by Keystone as August 31, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                           $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                            $       15,679.22
                                                           ----------------

     *FUNDS INCLUDED IN REGULAR COLLECTIONS OR DEFAULT MORTGAGE COLLECTIONS SECTION (SEE ATTACHED SCHEDULE)

Mortgage Loans Purchased by Master Servicer as of the August 31, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------


Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)  100% of Aggregate Principal Balance
          for Mortgage Loan:                              $            0.00
                                                           ----------------

     (ii) Unpaid Accrued Interest:                        $            0.00
                                                           ----------------

     (iii)   Fair Market Value of Pending
             FHA Claims as determined by
             Independent Appraiser:                       $            0.00
                                                           ----------------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent
          Appraiser:                                      $            0.00
                                                           ----------------

TOTAL DISTRIBUTION AMOUNT:                                $    1,146,819.00
                                                           ----------------
                                                           ----------------

FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period      $    3,517,471.65
                                                           ----------------

     FHA Claims Paid                                      $      102,628.05
                                                           ----------------

     FHA Insurance Reduction/Additions                    $       17,444.65
                                                           ----------------

     FHA Insurance Coverage Balance - End of Due Period   $    3,432,288.25
                                                           ----------------

     FHA Claims Filed                                     $       63,820.51
                                                           ----------------

     FHA Claim Funds Available from Other Transactions    $            0.00
                                                           ----------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Six Month                    2.95%
                                                           ----------------

     Annual Default Percentage - Rolling Twelve Month                 2.13%
                                                           ----------------
          Based on 9 Months.
     Cumulative Default Percentage                                    1.43%
                                                           ----------------

     30 Day + Delinquency Percentage                                  4.14%
                                                           ----------------

     60 Day + Delinquency Percentage                                  1.35%
                                                           ----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                $      104,418.83
                                                           ----------------

     Recoveries on Defaulted Loans during the
     prior Due Period (Current):                          $      232,955.49
                                                           ----------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust
     (Cumulative):                                        $      240,810.13
                                                           ----------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                     $            0.00
                                                           ----------------

     Remaining defaulted loan balance
     reflecting all collections received
     (losses)                                             $        2,908.85
                                                           ----------------

     Total loans to be foreclosed
     (see attached)
                                                        # 0           $0.00
                                                          -----------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):              $        3,403.97
                                                           ----------------



     FHA Premiums Collected on Invoiced Loans:            $       25,341.93
                                                           ----------------

     FHA Premiums and Other Charges Due:                  $       70,737.60
                                                           ----------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:               $        8,373.36
                                                           ----------------

     Master Servicer Fee (4.05.a.ii):                     $       16,828.39
                                                           ----------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                              $       38,077.78
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                              $      150,871.11
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                                 $        5,073.87
                                                           ----------------

          Foreclosure Advances:                           $          655.79
                                                           ----------------

     Unpaid Principal Balance - Current
     Loans                             31-Aug-95          $   63,107,769.01
                                                           ----------------


Certificate Provided By:                                    Date:
                          -----------------------------          ---------

                                                                   EXHIBIT 10



            LEHMAN HOME IMPROVEMENT LOAN ASSET-BACKED CERTIFICATES
                                SERIES 1995-2
                           CERTIFICATEHOLDER REPORT
                         DISTRIBUTION DATE:  10/25/95


FACTORS  (Per $1,000.00 Of Original Certificate Balance)

                                                                                                Ending
                                               Interest           Principal                Certificate
                           Original        Distribution        Distribution                    Balance
                            Balance              Factor              Factor                     Factor
      Class A-1       24,000,000.00          5.70826250         29.59269583               762.30498000
      Class A-2       11,000,000.00          7.45833364          0.00000000             1,000.00000000
      Class A-3       13,500,000.00          7.50000000          0.00000000             1,000.00000000
      Class A-4       18,300,000.00          7.58333333          0.00000000             1,000.00000000




INTEREST

                                                           Monthly                                   Current
                            Interest   Interest On        Interest                      Interest    Interest
             Certificate   Carryover     Carryover   Distributable       Interest   Distribution   Carryover
                    Rate   Shortfall     Shortfall          Amount   Distribution        Payment   Shortfall
 Class A-1         8.65%        0.00          0.00      136,998.30     136,998.30     136,998.30        0.00
 Class A-2         8.95%        0.00          0.00       82,041.67      82,041.67      82,041.67        0.00
 Class A-3         9.00%        0.00          0.00      101,250.00     101,250.00     101,250.00        0.00
 Class A-4         9.10%        0.00          0.00      138,775.00     138,775.00     138,775.00        0.00

     Total                      0.00          0.00      459,064.97     459,064.97     459,064.97        0.00




PRINCIPAL


                            Outstanding         Monthly                                                  Current
                Beginning     Principal       Principal                     Principal           Ending   Principal
              Certificate     Carryover   Distributable      Principal   Distribution      Certificate   Carryover
                  Balance     Shortfall          Amount   Distribution        Payment          Balance   Shortfall
 Class A-1  19,005,544.22          0.00      776,649.00     776,649.00     710,224.70    18,295,319.52   66,424.30
 Class A-2  11,000,000.00          0.00            0.00           0.00           0.00    11,000,000.00        0.00
 Class A-3  13,500,000.00          0.00            0.00           0.00           0.00    13,500,000.00        0.00
 Class A-4  18,300,000.00          0.00            0.00           0.00           0.00    18,300,000.00        0.00

     Total  61,805,544.22          0.00      776,649.00     776,649.00     710,224.70    61,095,319.52   66,424.30





DISTRIBUTIONS                                      OTHER INFORMATION
FHA Premium Account Deposit                           3,386.24  Defaulted Loans During The Related Due Period           247,553.33
Master Servicer Fee                                  16,657.17  Principal Ballanace Of All Defaulted Mortgage Loans     971,842.56
Master Servicer Reimbursement                        13,442.81  Cram Down Losses                                              0.00
Trustee Fee                                           4,441.85  Excess Interest Paid As Principal                       181,129.03
Priority Expenses                                         0.00  Required OC Multiple                                       100.00%
Class Interest Distribution                         459,064.97  Overcollateralization Prior to Allocation of
Amounts Owing to Certificate Insurer                 35,638.94    Distributable Excess Spread                         4,968,464.20
Class A Principal Distribution                      710,224.70  Actual Overcollateralization                          4,968,464.20
Class A Guaranteed Principal Distribution Amount          0.00  Required Overcollateralization                        5,976,833.99
Successor Master Servicer Fee                             0.00  Beginning Collateral Balance                         66,627,751.50
Other Fee                                                 0.00  Ending Collateral Balance                            66,063,783.72
Class R Distribution                                      0.00

Total Distribution Amount                         1,242,856.68


                               REVISED 12/01/95
                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2

*****************************************************************************


In accordance with Section 4.01(c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of December 1, 1994 among Lehman ABS Corporation, as Depositor, The First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the October 20, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Sep 1 to Sep 30, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)) -

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:                 20-Sep-95    $   66,627,751.50
                                                           ----------------

          Less:  Total Amount of Defaulted
          Mortgage Loans:                    30-Sep-95    $    1,006,714.67
                                                           ----------------
          Adjusted Beginning Aggregate Principal
          Balance:                                        $   65,621,036.83
                                                           ----------------

          Interest due on Mortgage Loans during the
          preceding Due Period:                           $      674,598.34
                                                           ----------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                       $      646,479.89
                                                           ----------------

     Principal:

          Regular Installments                            $      115,913.15
                                                           ----------------

          Curtailments                                    $       66,022.93
                                                           ----------------

          Full Prepayments                                $      382,031.70
                                                           ----------------

          Foreclosures (Claim Funds Received)/Other:
          See explanation                                 $      (34,872.11)
                                                           ----------------


          Total Principal Collections:                    $      529,095.67
                                                           ----------------

Defective Mortgage Loans Purchased by Keystone as September 30, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                           $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                            $            0.00
                                                           ----------------
     *FUNDS INCLUDED IN REGULAR COLLECTIONS OR DEFAULT MORTGAGE COLLECTIONS SECTION (SEE ATTACHED SCHEDULE)

Mortgage Loans Purchased by Master Servicer as of the September 30, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------


Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)  100% of Aggregate Principal Balance
          for Mortgage Loan:                              $            0.00
                                                           ----------------

     (ii) Unpaid Accrued Interest:                        $            0.00
                                                           ----------------

    (iii) Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:         $            0.00
                                                           ----------------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent
          Appraiser:                                      $            0.00
                                                           ----------------

TOTAL DISTRIBUTION AMOUNT:                                $    1,203,694.01
                                                           ----------------
                                                           ----------------

FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period      $    3,432,288.25
                                                           ----------------

     FHA Claims Paid                                      $       33,309.55
                                                           ----------------

     FHA Insurance Reduction/Additions                    $        2,978.05
                                                           ----------------

     FHA Insurance Coverage Balance - End of Due Period   $    3,401,956.75
                                                           ----------------

     FHA Claims Filed                                     $       28,948.40
                                                           ----------------

     FHA Claim Funds Available from Other Transactions    $            0.00
                                                           ----------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Six Month                    3.55%
                                                           ----------------

     Annual Default Percentage - Rolling Twelve Month                 2.37%
                                                           ----------------
          Based on 10 Months.
     Cumulative Default Percentage                                    1.78%
                                                           ----------------

     30 Day + Delinquency Percentage                                  4.88%
                                                           ----------------

     60 Day + Delinquency Percentage                                  1.55%
                                                           ----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                $      247,553.33
                                                           ----------------

     Recoveries on Defaulted Loans during the prior
     Due Period (Current):                                $       33,309.55
                                                           ----------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):  $      274,119.68
                                                           ----------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                     $            0.00
                                                           ----------------

     Remaining defaulted loan balance reflecting all
          collections received (losses)                   $        1,562.56
                                                           ----------------

     Total loans to be foreclosed
          (see attached)                             #    0           $0.00
                                                      ---------------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):              $        3,386.24
                                                           ----------------



     FHA Premiums Collected on Invoiced Loans:            $       25,114.09
                                                           ----------------

     FHA Premiums and Other Charges Due:                  $       74,489.71
                                                           ----------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:               $        8,866.13
                                                           ----------------

     Master Servicer Fee (4.05.a.ii):                     $       16,657.17
                                                           ----------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                              $       28,437.09
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                              $      173,674.11
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                                 $       13,119.63
                                                           ----------------

          Foreclosure Advances:                           $          323.18
                                                           ----------------

     Unpaid Principal Balance - Current Loans30-Sep-95    $   61,868,689.83
                                                           ----------------


Certificate Provided By:                                    Date:
                          -----------------------------          ---------

                                                                   EXHIBIT 11



            LEHMAN HOME IMPROVEMENT LOAN ASSET-BACKED CERTIFICATES
                                SERIES 1995-2
                           CERTIFICATEHOLDER REPORT
                         DISTRIBUTION DATE:  11/25/95


FACTORS  (Per $1,000.00 Of Original Certificate Balance)

                                                                                                Ending
                                               Interest           Principal                Certificate
                           Original        Distribution        Distribution                    Balance
                            Balance              Factor              Factor                     Factor
      Class A-1       24,000,000.00          5.49494833         28.65483875               733.65014125
      Class A-2       11,000,000.00          7.45833364          0.00000000             1,000.00000000
      Class A-3       13,500,000.00          7.50000000          0.00000000             1,000.00000000
      Class A-4       18,300,000.00          7.58333333          0.00000000             1,000.00000000




INTEREST

                                                           Monthly                                   Current
                            Interest   Interest On        Interest                      Interest    Interest
             Certificate   Carryover     Carryover   Distributable       Interest   Distribution   Carryover
                    Rate   Shortfall     Shortfall          Amount   Distribution        Payment   Shortfall
 Class A-1         8.65%        0.00          0.00      131,878.76     131,878.76     131,878.76        0.00
 Class A-2         8.95%        0.00          0.00       82,041.67      82,041.67      82,041.67        0.00
 Class A-3         9.00%        0.00          0.00      101,250.00     101,250.00     101,250.00        0.00
 Class A-4         9.10%        0.00          0.00      138,775.00     138,775.00     138,775.00        0.00

     Total                      0.00          0.00      453,945.43     453,945.43     453,945.43        0.00




PRINCIPAL

                             Outstanding         Monthly                                                   Current
                 Beginning     Principal       Principal                     Principal        Ending     Principal
               Certificate     Carryover   Distributable      Principal   Distribution   Certificate     Carryover
                   Balance     Shortfall          Amount   Distribution        Payment       Balance     Shortfall
 Class A-1   18,295,319.52     66,424.30    1,101,045.21   1,167,469.51    687,716.13   17,607,603.39   479,753.38
 Class A-2   11,000,000.00          0.00            0.00           0.00          0.00   11,000,000.00         0.00
 Class A-3   13,500,000.00          0.00            0.00           0.00          0.00   13,500,000.00         0.00
 Class A-4   18,300,000.00          0.00            0.00           0.00          0.00   18,300,000.00         0.00

     Total   61,095,319.52     66,424.30    1,101,045.21   1,167,469.51   687,716.13    60,407,603.39   479,753.38



DISTRIBUTIONS                                         OTHER INFORMATION
FHA Premium Account Deposit                3,362.72   Defaulted Loans During The Related Due Period         568,977.90
Master Servicer Fee                       16,515.31   Principal Balance Of All Defaulted Mortgage Loans   1,515,707.57
Master Servicer Reimbursement             26,100.31   Cram Down Losses                                            0.00
Trustee Fee                                4,404.25   Excess Interest Paid As Principal                     155,648.82
Priority Expenses                              0.00   Required OC Multiple                                     125.00%
Class Interest Distribution              453,945.43   Overcollateralization Prior to Allocation of
Amounts Owing to Certificate Insurer      35,237.77     Distributable Excess Spread                       5,099,000.13
Class A Principal Distribution Amount    687,716.13   Actual Overcollateralization                        5,099,000.13
Class A Guaranteed Principal                          Required Overcollateralization                      7,471,042.49
  Distribution Amount                          0.00   Beginning Collateral Balance                       66,063,783.72
Successor Master Servicer Fee                  0.00   Ending Collateral Balance                          65,506,603.52
Other Fee                                      0.00
Class R Distribution                           0.00

Total Distribution Amount              1,227,281.92


                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2

*****************************************************************************


In accordance with Section 4.01(c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of December 1, 1994 among Lehman ABS Corporation, as Depositor, The First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the November 20, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Oct 1 to Oct 31, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)) -

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:                 20-Oct-95    $   66,063,783.72
                                                           ----------------

          Less:  Total Amount of Defaulted
          Mortgage Loans:                    31-Oct-95    $    1,540,820.46
                                                           ----------------
          Adjusted Beginning Aggregate Principal
          Balance:                                        $   64,522,963.26
                                                           ----------------

          Interest due on Mortgage Loans during the
          preceding Due Period:                           $      663,155.00
                                                           ----------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                       $      637,173.66
                                                           ----------------

     Principal:


          Regular Installments                            $      117,659.61
                                                           ----------------

          Curtailments                                    $       52,965.64
                                                           ----------------

          Full Prepayments                                $      386,554.95
                                                           ----------------

          Foreclosures (Claim Funds Received)/Other:
          See explanation                                 $      (25,112.89)
                                                           ----------------

          Total Principal Collections:                    $      532,067.31
                                                           ----------------

Defective Mortgage Loans Purchased by Keystone as October 31, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                           $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                            $            0.00
                                                           ----------------


Mortgage Loans Purchased by Master Servicer as of the October 31, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------


Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)  100% of Aggregate Principal Balance
          for Mortgage Loan:                              $            0.00
                                                           ----------------

     (ii) Unpaid Accrued Interest:                        $            0.00
                                                           ----------------

    (iii) Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:         $            0.00
                                                           ----------------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent
          Appraiser:                                      $            0.00
                                                           ----------------

TOTAL DISTRIBUTION AMOUNT:                                $    1,195,222.31
                                                           ----------------
                                                           ----------------


FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period      $    3,401,956.75
                                                           ----------------

     FHA Claims Paid                                      $       23,786.64
                                                           ----------------

     FHA Insurance Reduction/Additions                    $      473,072.95
                                                           ----------------

     FHA Insurance Coverage Balance - End of Due Period   $    3,851,243.06
                                                           ----------------

     FHA Claims Filed                                     $       28,948.40
                                                           ----------------

     FHA Claim Funds Available from Other Transactions    $            0.00
                                                           ----------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Six Month                    4.91%
                                                           ----------------

     Annual Default Percentage - Rolling Twelve Month                 3.13%
                                                           ----------------
          Based on 11 Months.
     Cumulative Default Percentage                                    2.57%
                                                           ----------------

     30 Day + Delinquency Percentage                                  5.12%
                                                           ----------------

     60 Day + Delinquency Percentage                                  1.72%
                                                           ----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                $      568,977.90
                                                           ----------------

     Recoveries on Defaulted Loans during the
     prior Due Period (Current):                          $       25,058.75
                                                           ----------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):  $      299,178.43
                                                           ----------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                     $            0.00
                                                           ----------------

     Remaining defaulted loan balance reflecting all
          collections received (losses)                   $        1,190.53
                                                           ----------------

     Total loans to be foreclosed
          (see attached)                             #    0           $0.00
                                                      ---------------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):              $        3,362.72
                                                           ----------------

     FHA Premiums Collected on Invoiced Loans:            $       24,826.09
                                                           ----------------

     FHA Premiums and Other Charges Due:                  $       74,529.15
                                                           ----------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:               $        9,197.11
                                                           ----------------

     Master Servicer Fee (4.05.a.ii):                     $       16,515.31
                                                           ----------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                              $       29,238.07
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                              $      185,099.31
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                                 $       26,243.43
                                                           ----------------

          Foreclosure Advances:                           $         (143.12)
                                                           ----------------

     Unpaid Principal Balance - Current Loans  31-Oct-95  $   60,636,028.48
                                                           ----------------


Certificate Provided By:                                    Date:
                          -----------------------------          ---------

                                                                   EXHIBIT 12



            LEHMAN HOME IMPROVEMENT LOAN ASSET-BACKED CERTIFICATES
                                SERIES 1995-2
                           CERTIFICATEHOLDER REPORT
                         DISTRIBUTION DATE:  12/25/95


FACTORS  (Per $1,000.00 Of Original Certificate Balance)

                                                                                                Ending
                                               Interest           Principal                Certificate
                           Original        Distribution        Distribution                    Balance
                            Balance              Factor              Factor                     Factor
      Class A-1       24,000,000.00          5.28839458         31.61976833               702.03037292
      Class A-2       11,000,000.00          7.45833364          0.00000000             1,000.00000000
      Class A-3       13,500,000.00          7.50000000          0.00000000             1,000.00000000
      Class A-4       18,300,000.00          7.58333333          0.00000000             1,000.00000000




INTEREST


                                                           Monthly                                   Current
                            Interest   Interest On        Interest                      Interest    Interest
             Certificate   Carryover     Carryover   Distributable   Interest       Distribution   Carryover
                    Rate   Shortfall     Shortfall          Amount   Distribution        Payment   Shortfall
 Class A-1         8.65%        0.00          0.00      126,921.47     126,921.47     126,921.47        0.00
 Class A-2         8.95%        0.00          0.00       82,041.67      82,041.67      82,041.67        0.00
 Class A-3         9.00%        0.00          0.00      101,250.00     101,250.00     101,250.00        0.00
 Class A-4         9.10%        0.00          0.00      138,775.00     138,775.00     138,775.00        0.00

     Total                      0.00          0.00      448,988.14     448,988.14     448,988.14        0.00



PRINCIPAL



                             Outstanding         Monthly                                                    Current
                 Beginning     Principal       Principal                     Principal          Ending    Principal
               Certificate     Carryover   Distributable      Principal   Distribution     Certificate    Carryover
                   Balance     Shortfall          Amount   Distribution        Payment         Balance    Shortfall
 Class A-1   17,607,603.39    479,753.38      859,382.12   1,339,135.50     758,874.44   16,848,728.95   580,261.06
 Class A-2   11,000,000.00          0.00            0.00           0.00           0.00   11,000,000.00         0.00
 Class A-3   13,500,000.00          0.00            0.00           0.00           0.00   13,500,000.00         0.00
 Class A-4   18,300,000.00          0.00            0.00           0.00           0.00   18,300,000.00         0.00

     Total   60,407,603.39    479,753.38      859,382.12   1,339,135.50     758,874.44   59,648,728.95   580,261.06




DISTRIBUTIONS                                         OTHER INFORMATION
FHA Premium Account Deposit                3,319.97   Defaulted Loans During The Related Due Period         270,333.36
Master Servicer Fee                       16,376.09   Principal Balance Of All Defaulted Mortgage Loans   1,757,336.85
Master Servicer Reimbursement             14,194.76   Cram Down Losses                                            0.00
Trustee Fee                                4,367.11   Excess Interest Paid As Principal                     169,825.68
Priority Expenses                              0.00   Required OC Multiple                                     125.00%
Class Interest Distribution              448,988.14   Overcollateralization Prior to Allocation of
Amounts Owing to Certificate Insurer      34,795.09     Distributable Excess Spread                       5,240,121.73
Class A Principal Distribution           758,874.44   Actual Overcollateralization                        5,240,121.73
Class A Guaranteed Principal                          Required Overcollateralization                      7,471,042.49
  Distribution Amount                          0.00   Beginning Collateral Balance                       65,506,603.52
Successor Master Servicer Fee                  0.00   Ending Collateral Balance                          64,888,850.68
Other Fee                                      0.00
Class R Distribution                           0.00

Total Distribution Amount              1,280,915.60


                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2

*****************************************************************************

In accordance with Section 4.01(c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of December 1, 1994 among Lehman ABS Corporation, as Depositor, The First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the December 20, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Nov 1 to Nov 30, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)) -

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:                 20-Nov-95    $   65,506,603.52
                                                           ----------------

          Less:  Total Amount of Defaulted
          Mortgage Loans:                    30-Nov-95    $    1,786,040.93
                                                           ----------------

          Adjusted Beginning Aggregate Principal
          Balance:                                        $   63,720,562.59
                                                           ----------------

          Interest due on Mortgage Loans during
          the preceding Due Period:                       $      654,939.60
                                                           ----------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                       $      640,701.54
                                                           ----------------

     Principal:


          Regular Installments                            $      118,999.76
                                                           ----------------

          Curtailments                                    $       20,219.45
                                                           ----------------

          Full Prepayments                                $      478,533.63
                                                           ----------------

          Foreclosures (Claim Funds Received)/Other:
          See explanation                                 $      (28,704.08)
                                                           ----------------


          Total Principal Collections:                    $      589,048.76
                                                           ----------------

Defective Mortgage Loans Purchased by Keystone as November 30, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                           $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                            $            0.00
                                                           ----------------


Mortgage Loans Purchased by Master Servicer as of the November 30, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------


Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)  100% of Aggregate Principal Balance
          for Mortgage Loan:                              $            0.00
                                                           ----------------

     (ii) Unpaid Accrued Interest:                        $            0.00
                                                           ----------------

    (iii) Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:         $            0.00
                                                           ----------------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent
          Appraiser:                                      $            0.00
                                                           ----------------

TOTAL DISTRIBUTION AMOUNT:                                $    1,243,988.36
                                                           ----------------
                                                           ----------------


FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period      $    3,851,243.06
                                                           ----------------

     FHA Claims Paid                                      $        3,900.12
                                                           ----------------

     FHA Insurance Reduction/Additions                    $       71,013.54
                                                           ----------------

     FHA Insurance Coverage Balance - End of Due Period   $    3,918,356.48
                                                           ----------------

     FHA Claims Filed                                     $       79,127.93
                                                           ----------------

     FHA Claim Funds Available from Other Transactions    $            0.00
                                                           ----------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Six Month                    4.96%
                                                           ----------------

     Annual Default Percentage - Rolling Twelve Month                 3.29%
                                                           ----------------
          Based on 12 Months.
     Cumulative Default Percentage                                    2.97%
                                                           ----------------

     30 Day + Delinquency Percentage                                  5.60%
                                                           ----------------

     60 Day + Delinquency Percentage                                  1.99%
                                                           ----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                $      270,333.36
                                                           ----------------

     Recoveries on Defaulted Loans during the
     prior Due Period (Current):                          $       30,563.75
                                                           ----------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):  $      329,742.18
                                                           ----------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                     $            0.00
                                                           ----------------

     Remaining defaulted loan balance reflecting all
          collections received (losses)                   $           92.70
                                                           ----------------

     Total loans to be foreclosed
          (see attached)                             #    0           $0.00
                                                      ---------------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):              $        3,319.97
                                                           ----------------

     FHA Premiums Collected on Invoiced Loans:            $       25,605.35
                                                           ----------------


     FHA Premiums and Other Charges Due:                  $       66,252.77
                                                           ----------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:               $        8,964.23
                                                           ----------------

     Master Servicer Fee (4.05.a.ii):                     $       16,376.09
                                                           ----------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                              $       15,255.97
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                              $      172,938.78
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                                 $       14,173.61
                                                           ----------------

          Foreclosure Advances:                           $           21.15
                                                           ----------------

     Unpaid Principal Balance - Current Loans  30-Nov-95  $   59,500,114.91
                                                           ----------------


Certificate Provided By:                                    Date:
                          -----------------------------          ---------

                                                                   EXHIBIT 13



            LEHMAN HOME IMPROVEMENT LOAN ASSET-BACKED CERTIFICATES
                                SERIES 1995-2
                           CERTIFICATEHOLDER REPORT
                         DISTRIBUTION DATE:  1/25/96


FACTORS  (Per $1,000.00 Of Original Certificate Balance)

                                                                                                Ending
                                               Interest           Principal                Certificate
                           Original        Distribution        Distribution                    Balance
                            Balance              Factor              Factor                     Factor
      Class A-1       24,000,000.00          5.06046875         29.38787958               672.64249333
      Class A-2       11,000,000.00          7.45833364          0.00000000             1,000.00000000
      Class A-3       13,500,000.00          7.50000000          0.00000000             1,000.00000000
      Class A-4       18,300,000.00          7.58333333          0.00000000             1,000.00000000



INTEREST

                                                           Monthly                                   Current
                            Interest   Interest On        Interest                      Interest    Interest
             Certificate   Carryover     Carryover   Distributable       Interest   Distribution   Carryover
                    Rate   Shortfall     Shortfall          Amount   Distribution        Payment   Shortfall
 Class A-1         8.65%        0.00          0.00      121,451.25     121,451.25     121,451.25        0.00
 Class A-2         8.95%        0.00          0.00       82,041.67      82,041.67      82,041.67        0.00
 Class A-3         9.00%        0.00          0.00      101,250.00     101,250.00     101,250.00        0.00
 Class A-4         9.10%        0.00          0.00      138,775.00     138,775.00     138,775.00        0.00

     Total                      0.00          0.00      443,517.92     443,517.92     443,517.92        0.00



PRINCIPAL

                             Outstanding         Monthly                                                    Current
                 Beginning     Principal       Principal                     Principal          Ending    Principal
               Certificate     Carryover   Distributable      Principal   Distribution     Certificate    Carryover
                   Balance     Shortfall          Amount   Distribution        Payment         Balance    Shortfall
 Class A-1   16,848,728.95    580,261.06      879,529.68   1,459,790.74     705,309.11   16,143,419.84   754,481.63
 Class A-2   11,000,000.00          0.00            0.00           0.00           0.00   11,000,000.00         0.00
 Class A-3   13,500,000.00          0.00            0.00           0.00           0.00   13,500,000.00         0.00
 Class A-4   18,300,000.00          0.00            0.00           0.00           0.00   18,300,000.00         0.00

     Total   59,648,728.95    580,261.06      879,529.68   1,459,790.74     705,309.11   58,943,419.84   754,481.63


DISTRIBUTIONS                                       OTHER INFORMATION
FHA Premium Account Deposit              3,272.73   Defaulted Loans During The Related Due Period          340,551.90
Master Servicer Fee                     16,222.16   Principal Balance Of All Defaulted Mortgage Loans    2,064,238.04
Master Servicer Reimbursement           16,553.01   Cram Down Losses                                             0.00
Trustee Fee                              4,325.92   Excess Interest Paid As Principal                      166,331.33
Priority Expenses                            0.00   Required OC Multiple                                      125.00%
Class Interest Distribution            443,517.92   Overcollateralization Prior to Allocation of
Amounts Owing to Certificate Insurer    34,383.66     Distributable Excess Spread                        5,372,802.35
Class A Principal Distribution         705,309.11   Actual Overcollateralization                         5,372,802.35
Class A Guaranteed Principal                        Required Overcollateralization                       7,471,042.49
  Distribution Amount                        0.00   Beginning Collateral Balance                        64,888,850.68
Successor Master Servicer Fee                0.00   Ending Collateral Balance                           64,316,222.19
Other Fee                                    0.00
Class R Distribution                         0.00

Total Distribution Amount            1,223,584.51


                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2

*****************************************************************************

In accordance with Section 4.01(c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of December 1, 1994 among Lehman ABS Corporation, as Depositor, The First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the January 22, 1996 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Dec 1 to Dec 31, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)) -

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:                 20-Dec-95    $   64,888,850.68
                                                           ----------------

          Less:  Total Amount of Defaulted
          Mortgage Loans:                    31-Dec-95    $    2,097,888.75
                                                           ----------------
          Adjusted Beginning Aggregate
          Principal Balance:                              $   62,790,961.93
                                                           ----------------

          Interest due on Mortgage Loans during the
          preceding Due Period:                           $      645,248.63
                                                           ----------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                       $      584,170.59
                                                           ----------------

     Principal:

          Regular Installments                            $      109,796.91
                                                           ----------------

          Curtailments                                    $       22,102.83
                                                           ----------------

          Full Prepayments                                $      440,728.75
                                                           ----------------

          Foreclosures (Claim Funds Received)/Other:
          See explanation                                 $      (33,650.71)
                                                           ----------------

          Total Principal Collections:                    $      538,977.78
                                                           ----------------

Defective Mortgage Loans Purchased by Keystone as December 31, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                           $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                            $            0.00
                                                           ----------------


Mortgage Loans Purchased by Master Servicer as of the December 31, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:            $            0.00
                                                           ----------------


Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)  100% of Aggregate Principal Balance
          for Mortgage Loan:                              $            0.00
                                                           ----------------

     (ii) Unpaid Accrued Interest:                        $            0.00
                                                           ----------------

    (iii) Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:         $            0.00
                                                           ----------------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent
          Appraiser:                                      $            0.00
                                                           ----------------

TOTAL DISTRIBUTION AMOUNT:                                $    1,184,226.41
                                                           ----------------
                                                           ----------------


FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period      $    3,918,356.48
                                                           ----------------

     FHA Claims Paid                                      $       47,443.83
                                                           ----------------

     FHA Insurance Reduction/Additions                    $           (0.00)
                                                           ----------------

     FHA Insurance Coverage Balance - End of Due Period   $    3,870,912.65
                                                           ----------------

     FHA Claims Filed                                     $      382,589.98
                                                           ----------------

     FHA Claim Funds Available from Other Transactions    $            0.00
                                                           ----------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Six Month                    5.37%
                                                           ----------------

     Annual Default Percentage - Rolling Twelve Month                 3.73%
                                                           ----------------
          Based on 12 Months.
     Cumulative Default Percentage                                    3.46%
                                                           ----------------

     30 Day + Delinquency Percentage                                  6.22%
                                                           ----------------

     60 Day + Delinquency Percentage                                  2.29%
                                                           ----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                $      340,551.90
                                                           ----------------

     Recoveries on Defaulted Loans during the
     prior Due Period (Current):                          $       33,143.08
                                                           ----------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):  $      362,885.26
                                                           ----------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                     $            0.00
                                                           ----------------

     Remaining defaulted loan balance reflecting all
     collections received (losses):                       $        1,247.31
                                                           ----------------

     Total loans to be foreclosed
     (see attached):                                    # 0           $0.00
                                                         ------------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):              $        3,272.73
                                                           ----------------

     FHA Premiums Collected on Invoiced Loans:            $       23,855.92
                                                           ----------------

     FHA Premiums and Other Charges Due:                  $        7,717.50
                                                           ----------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:               $        9,972.50
                                                           ----------------

     Master Servicer Fee (4.05.a.ii):                     $       16,222.16
                                                           ----------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                              $       61,078.04
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                              $      220,232.54
                                                           ----------------

          Foreclosure Advances:                           $            0.00
                                                           ----------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                                 $       16,282.98
                                                           ----------------

          Foreclosure Advances:                           $          270.03
                                                           ----------------

     Unpaid Principal Balance - Current Loans  31-Dec-95  $   58,252,431.13
                                                           ----------------


Certificate Provided By:                                    Date:
                          -----------------------------          ---------